UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41781	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Nicollet Mall
Suite 640
Minneapolis, MN 55402
(Address of principal executive offices, including zip code)

+1 (651) 240 6001
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	SEZL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 28, 2026, Sezzle Inc. (the “Company”) announced that its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Thursday, November 19, 2026. The Annual Meeting will be conducted exclusively online via live webcast. Additional details regarding the Annual Meeting, including instructions for attending and voting, will be included in the Company’s definitive proxy statement for the Annual Meeting, to be filed with the Securities and Exchange Commission (the “SEC”).

Because the date of the Annual Meeting is more than 30 days from the anniversary of the Company’s 2025 Annual Meeting of Stockholders, which was held on June 10, 2025, the Company is providing the deadlines set forth below for the submission of stockholder proposals and director nominations for the Annual Meeting.

Stockholder Proposals for Inclusion in the Proxy Statement (Rule 14a-8)

Stockholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must ensure that such proposal is received by the Company’s Corporate Secretary at the Company’s principal executive offices, 700 Nicollet Mall, Suite 640, Minneapolis, Minnesota 55402, no later than the close of business on September 23, 2026, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials for the Annual Meeting. Any such proposal must also comply with all applicable requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

Director Nominations and Other Stockholder Proposals (Advance Notice Under the Bylaws)

In accordance with the advance notice provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”), stockholders who wish to nominate a candidate for election as a director or to bring other business before the Annual Meeting (other than a proposal submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8) must deliver timely written notice to the Company’s Corporate Secretary at the Company’s principal executive offices. To be timely for the Annual Meeting, in accordance with Section 2.4 of the Bylaws, such notice must be delivered on or before September 7, 2026, which is ten days after the day on which the date of the Annual Meeting is first disclosed in a public announcement. Any such notice must also comply with the informational and other requirements set forth in the Bylaws.

Universal Proxy Rules (Rule 14a-19)

In addition to satisfying the requirements of the Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the requirements of Rule 14a-19 under the Exchange Act. To the extent any information is required by Rule 14a-19 that is not required under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must ensure that information is received by the Company’s Corporate Secretary at the Company’s principal executive offices no later than September 20, 2026, which is the later of 60 calendar days prior to the date of the Annual Meeting and the 10th calendar day following the day on which the Company first publicly announced the date of the Annual Meeting.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains a number of forward-looking statements. Forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to our Annual Meeting. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Applicable risks and uncertainties include, among others, those factors identified in the “Risk Factors” section of our most recent Annual Report on Form 10-K (the “Annual Report”) and the Company’s subsequent filings filed with the SEC. Investors should not place undue reliance on forward-looking statements contained in this report. Except as required by law or regulation, we undertake no obligation to update or revise any forward-looking statements contained in this report, any accompanying materials, or oral forward-looking statements made in connection with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: August 28, 2026	By:	/s/ Justin Krause
Justin Krause
SVP Finance and Controller